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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) May 14, 1998.



                     EASTBROKERS INTERNATIONAL INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                     000-26202                 521807562
       (State or Other          (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                            Identification Number)


                        15245 Shady Grove Road, Suite 340
                            Rockville, Maryland 20850
          (Address of Principal Executive Offices, Including Zip Code)


                                (301) 527-1110
             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

                  On May 14, 1998, the Registrant,  East Merger  Corporation,  a
            wholly-owned and newly created subsidiary of the Registrant ("East"), Cohig & Associates, Inc. ("Cohig"), and Cherry Creek Investments, Ltd. ("Cherry Creek"), entered into and consummated the transactions contemplated by an Agreement and Plan of Merger among the Registrant, East, Cohig and Cherry Creek (the "Merger Agreement").

                  Pursuant to the Merger Agreement, the Registrant acquired from
            Cherry Creek all of the issued and outstanding shares of capital stock of Cohig in exchange for 445,000 shares of the Registrant's Common Stock, par value $.05 per share, and East merged with and into Cohig. In connection with the merger, the surviving corporation, changed its name to EBI Securities Corporation. The Registrant has accounted for the merger as a purchase transaction. The Registrant anticipates that EBI Securities Corporation will continue the business activities previously conducted by Cohig, a registered broker-dealer. Such business activities include but are not limited to the business of investment banking, corporate finance and the retail distribution of securities.

                  Certain  additional  information  regarding the merger and the transactions contemplated by the Merger Agreement is included in the press release dated May 15, 1998 (the "Press Release") which is filed as an exhibit hereto.

                  The foregoing summary of the Merger Agreement,  which is filed as an exhibit hereto, and Press Release is qualified in its entirety by reference to the complete text of such exhibits.


ITEM 7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            COHIG:

            Financial Statements at and for the years ended September 26, 1997, Septmber 27, 1996 and September 30, 1995.

            Financial Statements at March 31, 1998 and for the six-month periods ended March 31, 1998 and March 31, 1997 (unaudited).


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      (b)   PRO FORMA FINANCIAL INFORMATION.

            Pro Forma Combined Condensed Financial Statements at and for the year ended March 31, 1998 (unaudited).

      (c)   EXHIBITS.

            The following exhibits are filed with this Form 8-K:

                    2. Agreement and Plan of Merger dated May 14, 1998 by and among the Registrant, East Merger Corporation, Cohig & Associates, Inc., and Cherry Creek Investments, Ltd.

                    99.  Press Release relating to the merger.

      (d) It is impracticable for the Registrant to provide the required historical and pro forma financial statements at this time. The Registrant undertakes to file the required financial statements when such statements become available and in any event not later than July 14, 1998.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EASTBROKERS INTERNATIONAL INCORPORATED

                                        (REGISTRANT)



Date:  May 28, 1998                 By:/s/ Martin A. Sumichrast
                                       -----------------------------------------
                                       Name:  Martin A. Sumichrast
                                       Title:  Vice Chairman


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                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
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2.                Agreement and Plan of Merger dated May 14, 1998 by and
                  among the Registrant, East Merger Corporation, Cohig &
                  Associates, Inc., and   Cherry Creek Investments, Ltd.

99.               Press Release relating to the merger.